First Allmerica Financial Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.366.1492
Southborough, MA 01772
508-460-2400 — phone
508-460-2401 — fax

ANNUAL REPORT — 12/31/2012

FOR CONTRACT HOLDERS OF:	ALLMERICA SELECT RESOURCE I/II, ALLMERICA SELECT CHARTER, ALLMERICA SELECT REWARD, ALLMERICA SELECT ACCLAIM, ALLMERICA OPTIM-L AND ALLMERICA SELECT ADVOCATE

March 19, 2013

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Subj:	Allmerica Select Separate Account
1940 Act Registration Number: 811-08116
	1933 Act Registration Numbers:	333-71058, 333-63087, 333-54070, 333-76124,
333-86272, 333-90533
CIK: 0000914285
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Allmerica Select Separate Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Share)	1046292	February 25, 2013
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 28, 2013
AllianceBernstein Variable Products Series Fund, Inc.(Class B)	825316	February 22, 2013
DWS Investments VIT Funds (Class A)	1006373	February 26, 2013
DWS Variable Series II (Class A)	810573	February 26, 2013
Eaton Vance Variable Trust	1121746	February 28, 2013
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 20, 2013
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	February 20, 2013
Fidelity Variable Insurance Products Fund III	927384	February 20, 2013
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 6, 2013
Janus Aspen Series (Service Shares)	906185	February 28, 2013
MFS® Variable Insurance TrustSM (Service Class)	918571	February 28, 2013
Oppenheimer Variable Account Funds (Service Shares)	752737	February 27, 2013
Pioneer Variable Contracts Trust (Class II)	930709	February 27, 2013
T. Rowe Price International Series, Inc.	918292	February 25, 2013

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

First Allmerica Financial Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772